THE RBB FUND, INC.

Boston Partners Global Long/Short Fund

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Supplement dated May 23, 2024

to the Prospectuses and Statement of Additional Information (“SAI”) dated May 3, 2024

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THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

At a meeting of the Board of Directors of The RBB Fund, Inc. (the “Board”) held on May 15-16, 2024, the Board unanimously voted to approve, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) whereby the Boston Partners Global Long/Short Fund (the “Fund”) would be reorganized into the John Hancock Disciplined Value Global Long/Short Fund (the “Acquiring Fund”), which will be a series of John Hancock Investment Trust (the “Reorganization”). The Acquiring Fund is being formed for the purpose of effecting the Reorganization, and the Acquiring Fund will not have engaged in any business prior to the Reorganization. Boston Partners Global Investors, Inc., the investment adviser to the Fund, would serve as the Acquiring Fund’s investment sub-adviser with responsibility for the day-to-day portfolio management and John Hancock Investment Management LLC would act as the Acquiring Fund’s investment adviser.

The Reorganization is subject to shareholder approval and will be submitted to Fund shareholders for their consideration at a special shareholder meeting expected to be held during the third or fourth calendar quarter of 2024.

The Plan provides for the transfer of all assets of the Acquired Fund attributable to each class of its shares in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities.

Shareholders of the Fund will vote on the Reorganization, and the Reorganization will only occur if approved. A combined proxy statement/prospectus will be provided to shareholders of record of the Fund requesting their vote on the proposal, which will include a full discussion of the Reorganization.

Please retain this Supplement for future reference.